EXHIBIT 99.2.2

NOTICE OF GUARANTEED DELIVERY

for

SUBSCRIPTION RIGHTS CERTIFICATES

Issued by

BANKATLANTIC BANCORP, INC.

This form, or one substantially equivalent to this form, must be used to exercise the subscription rights pursuant to the rights offering described in the prospectus supplement, dated May 16, 2011, and accompanying base prospectus, dated May 4, 2010 (collectively, the “Prospectus”), of BankAtlantic Bancorp, Inc., a Florida corporation (the “Company”), if a holder of subscription rights cannot deliver the certificate(s) evidencing such subscription rights (the “Subscription Rights Certificate(s)”) to be received by the Subscription Agent on or prior to 5:00 p.m., New York City time, on June 16, 2011 (such date and time, as it may be extended, the “Expiration Date”).

The Notice of Guaranteed Delivery must be sent by mail, express mail, overnight courier or facsimile transmission to the Subscription Agent, and must be received by the Subscription Agent, together with full payment for the shares of Class A Common Stock subscribed for, on or prior to the Expiration Date. See “The Rights Offering—Guaranteed Delivery Procedures” in the Prospectus. The Subscription Rights Certificate(s) must thereafter be received by the Subscription Agent on or before 5:00 p.m., New York City time, on the date that is three (3) business days after the Expiration Date. The Subscription Rights Certificate may only be sent by mail, express mail or overnight courier. FACSIMILE DELIVERY OF THE SUBSCRIPTION RIGHTS CERTIFICATE WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE VALID DELIVERY. Failure to timely send such Subscription Rights Certificate(s) will result in liability of the firm guarantying delivery for the full amount subject to the guarantee.

The Subscription Agent is:

Computershare Trust Company, N.A.

By Mail:

Computershare

c/o Voluntary Corporate Actions

P.O. Box 43011

Providence, RI 02940-3011

By Express Mail or Overnight Courier:

Computershare

c/o Voluntary Corporate Actions

Suite V, 250 Royall Street

Canton, MA 02021

By Facsimile Transmission (for Notice of Guaranteed Delivery only):

(617) 360-6810

Confirm by Telephone to:

(781) 575-2332

This form is not to be used to guarantee signatures. If a signature on a Subscription Rights Certificate is required to be guaranteed by an Eligible Guarantor Institution, as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, due to special issuance or delivery instructions, such signature guarantee must appear in the applicable space provided in the signature box of the Subscription Rights Certificate.

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of a Subscription Rights Certificate(s) representing              subscription rights and that such Subscription Rights Certificate(s) cannot be delivered to the Subscription Agent on or before the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned, in respect of the subscription rights represented by such Subscription Rights Certificate(s), hereby (i) elects to exercise basic subscription rights to subscribe for              shares of Class A Common Stock and (ii) requests to purchase              additional shares of Class A Common Stock pursuant to the over-subscription option, subject to acceptance by the Company and availability and allocation as described in the Prospectus. The undersigned has enclosed herewith payment in full for all such shares of Class A Common Stock.

Signature:

Name(s):
(Please Type or Print)	(Please Type or Print)

Address:

Telephone:
(Including Area Code)	(Including Area Code)

Subscription Rights Certificate No.(s) (if available)

THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

GUARANTEE OF DELIVERY

(not to be used for Subscription Rights Certificate signature guarantee)

The undersigned, a member firm of a registered national securities exchange or member of the National Association of Securities Dealers, Inc., commercial bank or trust company having an office or correspondent in the United States, or other Eligible Guarantor Institution which is a member of or a participant in a signature guarantee program acceptable to the Subscription Agent, hereby guarantees that the undersigned will deliver to the Subscription Agent the Subscription Rights Certificate(s) representing the subscription rights being exercised hereby, with any required signature guarantees and any other required documents, on or before 5:00 p.m. New York City time, on the date that is three business days after the Expiration Date.

Name of Firm	Authorized Signature

Address	Name

City, State, Zip Code	Title

Area Code and Telephone Number

Date:

Failure to deliver the Subscription Rights Certificate(s) to the Subscription Agent within the time period set forth above could result in a financial loss to the institution completing this Guarantee.

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